SUPPLEMENT DATED OCTOBER 9, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

MATTHEWS ASIA FUNDS

DATED APRIL 30, 2019

For all existing and prospective shareholders of Matthews Asia Funds:

Effective immediately, Sunil Asnani no longer acts as a Portfolio Manager of the Trust. All references to Sunil Asnani are hereby removed.

For all existing and prospective shareholders of Matthews India Fund:

Effective immediately, Peeyush Mittal, previously a Co-Manager of the Matthews India Fund, acts as the sole Lead Manager of the Matthews India Fund. Sharat Shroff, CFA, continues to act as Co-Manager of the Matthews India Fund.

Accordingly, effective immediately, the following information is inserted in the “OFFICERS WHO ARE NOT TRUSTEES” portion of the “Trustees and Officers” table immediately following the information with respect to John P. McGowan on page 41:

Name and Year Of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS WHO ARE NOT TRUSTEES[1]

Peeyush Mittal Born 1975	Vice President	Since 2019	Portfolio Manager (Since 2018), Senior Research Analyst (2015-2018), Matthews (investment management); Senior Research Analyst (2012-2015), Franklin Templeton (investment management).

[1]

Each officer serves at the pleasure of the Board of Trustees. Each officer is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in Matthews and/or an office held with the Trust or Matthews.

Effective immediately, the following information is inserted in the table regarding other accounts managed by the Funds’ Portfolio Managers under “Investment Advisor, Underwriter and Other Service Providers – Investment Advisor – Portfolio Managers” immediately following the information with respect to Andrew Mattock on page 68:

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Peeyush Mittal Lead Manager of the Matthews India Fund	Registered Investment Companies	0	$0	0	0
	Other Pooled Investment Vehicles	1	$85,234,264	0	0
	Other Accounts	0	$0	0	0

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Effective immediately, the following is inserted in the table setting forth the dollar range of equity securities beneficially owned by each Portfolio Manager in each Fund under “Investment Advisor, Underwriter and Other Service Providers – Investment Advisor – Portfolio Managers” immediately following the information with respect to Andrew Mattock on page 72:

Name of Portfolio Manager	Dollar Range of Equity Securities in each Fund
Peeyush Mittal	• Matthews China Dividend Fund* • Matthews Asia Value Fund* • Matthews Emerging Asia Fund* • Matthews China Small Companies Fund*	• $1-10,000 • $10,001-50,000 • $1-10,000 • $1-10,000

*	The Portfolio Manager does not have responsibility for the day-to-day management of this Fund’s portfolio.

For all existing and prospective shareholders of Matthews Asia Innovators Fund:

Effective immediately, Michael J. Oh, CFA, continues to act as the sole Lead Manager of the Matthews Asia Innovators Fund, and Tiffany Hsiao, CFA, continues to act as Co-Manager of the Matthews Asia Innovators Fund.

Please retain this Supplement with your records.

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